MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

UNDER THE

INVESTMENT COMPANY ACT OF 1940

April 22, 1996

as Revised November 4, 1996, June 3, 1998, November 9, 1998, August 9, 1999, November 22, 1999, August 7, 2000, October 27, 2000, February 25, 2002, October 8, 2002, November 25, 2002, August 24, 2004, February 23, 2005, November 15, 2005, February 28, 2006, August 22, 2006, December 5, 2006, May 22, 2007, December 4, 2007, May 20, 2008, December 8, 2009, March 2, 2010, August 31, 2010, December 7, 2010, October 25, 2011, February 28, 2012, April 24, 2012, December 4, 2013, February 25, 2014, May 20, 2014, December 3, 2014, February 24, 2015, August 25, 2015, May 24, 2016, August 30, 2016 and December 6, 2016.

I.	INTRODUCTION

In accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), this Plan describes the multi-class structure that will apply to certain portfolios of shares (each, a “Fund” and collectively, the “Funds”) of beneficial interest, $.01 par value per share (“Shares”) of Russell Investment Company (“RIC”), including the separate class arrangements for the service and distribution of Shares, the method for allocating the expenses, income, gain and loss of each Fund among its classes, and any related exchange privileges and conversion features that apply to the different classes.

II.	THE MULTI-CLASS STRUCTURE

Each of the following Funds is authorized to issue the following classes of Shares:

Sub-Trust	Class A	Class A1	Class A2	Class A3	Class C	Class C1	Class E	Class I	Class R1	Class R4	Class R5	Class R6	Class S	Class T	Class Y
Conservative Strategy Fund	X	X	X	X	X	X	X		X	X	X		X	X
Moderate Strategy Fund	X	X	X	X	X	X	X		X	X	X		X	X
Balanced Strategy Fund	X	X	X	X	X	X	X		X	X	X		X	X
Growth Strategy Fund	X	X	X	X	X	X	X		X	X	X		X	X
Equity Growth Strategy Fund	X	X	X	X	X	X	X		X	X	X		X	X
2020 Strategy Fund	X						X		X	X	X		X
2025 Strategy Fund									X	X	X
2030 Strategy Fund	X						X		X	X	X		X
2035 Strategy Fund									X	X	X
2040 Strategy Fund	X						X		X	X	X		X

Sub-Trust	Class A	Class A1	Class A2	Class A3	Class C	Class C1	Class E	Class I	Class R1	Class R4	Class R5	Class R6	Class S	Class T	Class Y
2045 Strategy Fund									X	X	X
2050 Strategy Fund									X	X	X
2055 Strategy Fund									X	X	X
2060 Strategy Fund									X	X	X
In Retirement Fund	X								X	X	X
Russell U.S. Core Equity Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell U.S. Defensive Equity Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell U.S. Small Cap Equity Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell International Developed Markets Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell Investment Grade Bond Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell Strategic Bond Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell Global Real Estate Securities Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Emerging Markets Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Short Duration Bond Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Tax-Managed U.S. Large Cap Fund	X	X	X	X	X	X	X						X	X
Russell Tax-Managed U.S. Mid & Small Cap Fund	X	X	X	X	X	X	X						X	X
Russell Tax Exempt Bond Fund	X	X	X	X	X	X	X						X	X
Russell U.S. Dynamic Equity Fund	X	X	X	X	X	X	X	X				X	X	X	X
Russell Global Equity Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Commodity Strategies Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Global Infrastructure Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Global Opportunistic Credit Fund	X	X	X	X	X	X	X					X	X	X	X
Russell U.S. Large Cap Equity Fund	X	X	X	X	X	X						X	X	X
Russell U.S. Mid Cap Equity Fund	X	X	X	X	X	X						X	X	X
Russell U.S. Strategic Equity Fund	X	X	X	X	X	X	X					X	X	X
Russell Strategic Call Overwriting Fund	X	X	X	X	X	X	X					X	X	X
Select U.S. Equity Fund	X	X	X	X	X	X	X					X	X	X	X
Select International Equity Fund	X	X	X	X	X	X	X					X	X	X	X
Russell Tax-Managed International Equity Fund	X	X	X	X	X	X	X						X	X
Russell Multi-Strategy Income Fund	X	X	X	X	X	X	X					X	X	X	X

Sub-Trust	Class A	Class A1	Class A2	Class A3	Class C	Class C1	Class E	Class I	Class R1	Class R4	Class R5	Class R6	Class S	Class T	Class Y
Russell Tax Exempt High Yield Bond Fund	X	X	X	X	X	X	X						X	X
Unconstrained Total Return Fund	X	X	X	X	X	X	X					X	X	X	X
Multi-Asset Growth Strategy Fund	X	X	X	X	X	X	X					X	X	X	X

The Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Small Cap Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund, Russell Strategic Bond Fund, Russell Global Real Estate Securities Fund, Russell Emerging Markets Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund and Russell U.S. Dynamic Equity Fund are referred to herein as the “Original Russell Funds”.

The Russell Global Equity Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Strategic Equity Fund, Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, Select International Equity Fund, Russell Tax-Managed International Equity Fund, Russell Multi-Strategy Income Fund, Russell Tax Exempt High Yield Bond Fund, Unconstrained Total Return Fund and Multi-Asset Growth Strategy Fund are referred to herein as the “New Russell Funds”.

The Equity Growth Strategy Fund, Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund are referred to herein as the “LifePoints Target Portfolio Funds”.

The Russell Tax-Managed U.S. Large Cap Fund and Russell Tax-Managed U.S. Mid & Small Cap Fund are referred to herein as the “Tax-Managed Funds”.

The 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund are referred to herein as the “Original LifePoints Target Date Funds”.

The 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund, 2060 Strategy Fund and In Retirement Fund are referred to herein as the “New LifePoints Target Date Funds”.

Shares of each class of a Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan or shareholder services plan would bear certain fees under its respective plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a different conversion feature; (3) each class of Shares may bear differing amounts of certain Class Expenses (as defined below); (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Fund might have different exchange privileges from another class; and (6) each class of Shares of a Fund would have a different class designation from another class of that Fund. Each class of Shares shall also have the distinct features described in Section III, below.

III.	CLASS ARRANGEMENTS

A.	RULE 12b-1 AND SHAREHOLDER SERVICES PLANS

RIC has

(i)	adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares and Class C Shares of each applicable Fund (the “Distribution Plan”).

The Distribution Plan contains the following terms:

RIC may compensate its principal underwriter (the “Distributor”) or any investment advisers, financial planners, banks, broker-dealers or other financial institutions that have entered into Sales Support Agreements for any activities or expenses primarily intended to result in the sale of Class A or Class C Shares as the case may be, of the applicable Funds, as provided in the Distribution Plans and any Supplements thereto, subject to an annual limit of 0.75% of the average daily net assets of a Fund attributable to its Class A or Class C Shares as the case may be.

RIC has

(i)	adopted a Shareholder Services Plan with respect to the Class C Shares and Class E Shares of each applicable Fund (the “Shareholder Services Plan”).

The Shareholder Services Plan contain the following terms:

RIC may compensate the Distributor or any broker-dealers, banks, investment advisers, financial planners and other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or shareholders of certain Class C or Class E Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are shareholders of certain Class C or Class E Shares, as set forth in the shareholder services agreement, subject to an annual limit of 0.25% of the average daily net assets of a Fund attributable to its Class C Shares or Class E Shares, as the case may be.

RIC has

(i)	adopted a Distribution Plan and Shareholder Services Plan Pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A1 Shares, Class A2 Shares, Class A3 Shares, Class C1 Shares, Class R4 Shares and Class R5 Shares of each applicable Fund (the “Combined Plan”).

The Combined Plan contains the following terms:

RIC may compensate the Distributor or any investment advisers, financial planners, banks, broker-dealers or other financial institutions that have entered into Sales Support Agreements for any activities or expenses primarily intended to result in the sale of Class A1, Class A2, Class A3, Class C1, Class R4 or Class R5 Shares as the case may be, of the applicable Funds, as provided in the Combined Plan and any Supplements thereto, subject to an annual limit of 0.75% of the average daily net assets of a Fund attributable to its Class A1, Class A2, Class A3, Class C1, Class R4 or Class R5 Shares as the case may be.

RIC may compensate the Distributor or any broker-dealers, banks, investment advisers, financial planners and other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or shareholders of certain Class A1, Class A2, Class A3, Class C1, Class R4 or Class R5 Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are shareholders of certain Class A1, Class A2, Class A3, Class C1, Class R4 or Class R5 Shares, as set forth in the Combined Plan, subject to an annual limit of 0.25% of the average daily net assets of a Fund attributable to its Class A1, Class A2, Class A3, Class C1, Class R4 or Class R5 Shares, as the case may be.

B.	INITIAL SALES CHARGE

For Class A Shares

Class A Shares are offered at an offering price that is equal to their NAV plus a sales charge of up to 5.75% of the public offering price (which maximum may be less for certain Funds, as described in each Fund’s respective prospectuses or statements of additional information as from time to time in effect).

For Class A1 Shares

Class A1 Shares are offered at an offering price that is equal to their NAV plus a sales charge of up to 2.50% of the public offering price (which maximum may be less for certain Funds, as described in each Fund’s respective prospectuses or statements of additional information as from time to time in effect).

For Class A2 Shares

Class A2 Shares are offered at an offering price that is equal to their NAV plus a sales charge of up to 3.50% of the public offering price (which maximum may be less for certain Funds, as described in each Fund’s respective prospectuses or statements of additional information as from time to time in effect).

For Class A3 Shares

Class A3 Shares are offered at an offering price that is equal to their NAV plus a sales charge of 3.00% of the public offering price (which may be less for certain Funds, as described in each Fund’s respective prospectuses or statements of additional information as from time to time in effect).

The sales charges on Class A, Class A1, Class A2 and Class A3 Shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds’ respective prospectuses or statements of additional information as from time to time in effect. No other Class of Shares carries an initial sales charge.

C.	CONTINGENT DEFERRED SALES CHARGE

For Class A and Class A2 Shares

Purchases of Class A and Class A2 Shares of $1 million or more for which the initial sales charge has been waived and that are redeemed within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lesser of the purchase price or the NAV of the Shares redeemed. Shares are not otherwise subject to a CDSC. The CDSC on Class A and Class A2 Shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds’ respective prospectuses or statements of additional information as from time to time in effect.

For Class C1 Shares

Purchases of Class C1 Shares that are redeemed within 12 months of purchase are subject to a CDSC of 1.00% of the lesser of the purchase price or the NAV of the Shares redeemed. Shares are not otherwise subject to a CDSC. The CDSC on Class C1 Shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds’ respective prospectuses or statements of additional information as from time to time in effect.

D.	ALLOCATION OF EXPENSES AND INCOME

1.	“TRUST” AND “FUND” EXPENSES

The net investment income, realized and unrealized capital gains and losses and expenses (other than “Class Expenses,” as defined below) of each Fund that is not a money market fund under Rule 2a-7 under the 1940 Act shall be allocated to each Class on the basis of its net asset value relative to the net asset value of the Fund. The net investment income, realized and unrealized capital gains and losses and expenses (other than “Class Expenses,” as defined below) of each Fund that is a money market fund under Rule 2a-7 under the 1940 Act shall be allocated to each Share, regardless of class, on the basis of its net asset value relative to the net asset value of the Fund. Expenses so allocated include expenses of RIC that are not attributable to a particular Fund or class of a Fund (“Trust Expenses”) and expenses of a Fund not attributable to a particular class of a Fund (“Fund Expenses”). Trust expenses include, but are not limited to, Trustees’ fees and expenses; insurance costs; certain legal fees; expenses related to shareholder reports; and printing expenses (other than those set forth in Section D.2 below). Fund Expenses include, but are not limited to, certain registration fees (i.e., state registration fees imposed on a Fund-wide basis and SEC registration fees); custodial fees; audit fees; transfer agent fees (other than those set forth in Section D.2 below); advisory fees; administrative fees (other than those set forth in Section D.2 below); fees related to the preparation of separate documents of a particular Fund, such as a separate prospectus; and other expenses relating to the management of the Fund’s assets.

2.	“CLASS” EXPENSES

Class expenses include the following types of expenses, which are attributable to a particular class (“Class Expenses”): (a) payments pursuant to the Distribution Plans, the Shareholder Services Plans or the Combined Plan for that class; (b) transfer agent fees attributable to a specific class; (c) printing and postage expenses related to preparing and distributing shareholder reports, prospectuses and proxy materials to members of a specific class; (d) registration fees (other than those set forth in Section D.1 above); (e) the expense of Fund administrative personnel and services as required to support the shareholders of a specific class; (f) litigation or other legal expenses relating solely to a specific class of Shares; (g) audit or accounting expenses relating solely to a specific class; (h) Trustees’ fees incurred solely as a result of issues relating to a specific class of Shares; and (i) the expense of holding meetings solely for shareholders of a specific class. Expenses described in subpart (a) of this paragraph must be allocated to the class for which they are incurred. All other expenses described in this paragraph may (but need not) be allocated as Class Expenses, but only if RIC’s Board of Trustees determines, or RIC’s President and Secretary/Treasurer have determined, subject to ratification by the Board of Trustees, that the allocation of such expenses by class is consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986, as amended.

In the event that a particular expense is no longer reasonably allocable by class or to a particular class, it shall be treated as a Trust Expense or Fund Expense, and in the event a Trust Expense or Fund Expense becomes reasonably allocable as a Class Expense, it shall be so allocated, subject to compliance with Rule 18f-3 and to approval or ratification by the Board of Trustees.

3.	WAIVERS OR REIMBURSEMENTS OF EXPENSES

Expenses may be waived or reimbursed by any adviser to RIC, by RIC’s underwriter or any other provider of services to RIC without the prior approval of RIC’s Board of Trustees.

E.	EXCHANGE PRIVILEGES

Shareholders of a Fund may, to the extent provided from time to time in RIC’s registration statement under the Securities Act of 1933, as amended (the “1933 Act”), exchange Shares of a particular class for Shares of the same class in another Fund and exchange Shares of a particular class for Shares of a different class in the same Fund, each at the relative net asset values of the respective Shares to be exchanged and with no sales charge; provided, that a shareholder that exchanges Shares of any Class of Shares other than Class A, Class A1, Class A2 or Class A3 Shares for Class A, Class A1, Class A2 or Class A3 Shares in the same Fund must pay the front-end sales charge on those Class A, Class A1, Class A2 or Class A3 Shares except in certain circumstances as described in the applicable prospectus or statement of additional information; provided further, that the Shares to be acquired in the exchange are, as may be necessary, registered under the 1933 Act, qualified for sale in the shareholder’s state of residence and subject to the applicable requirements, if any, as to minimum amount. With respect to an exchange of Class A, Class A2 or Class C1 Shares for Shares of the same class in another Fund, the holding period for determining any CDSC applicable to such Shares will include the holding period of the Shares exchanged.

F.	CONVERSION FEATURE

To the extent provided from time to time in RIC’s registration statement under the 1933 Act, shares of a class of a Fund may contain a conversion feature whereby they could automatically convert into Shares of a different class after a prescribed period following the purchase of the convertible Shares. Shares acquired through the reinvestment of dividends and other distributions paid with respect to convertible Shares also shall have a conversion feature. All conversions shall be on the basis of the relative net asset values of the two classes of Shares, without the imposition of any sales or other charge. Any asset-based sales or other charge applicable to the class of Shares into which the original Shares were converted shall thereafter apply to the converted Shares.

IV.	BOARD REVIEW

A.	INITIAL APPROVAL

The Board of Trustees of RIC, including a majority of the Trustees who are not interested persons of RIC, as defined under the 1940 Act (the “Independent Trustees”), at a meeting held on April 22, 1996, initially approved this Plan based on a determination that the Plan, including the expense allocation, is in the best interests of each class of Shares of each Fund individually and RIC as a whole, and approved revisions of this Plan on November 4, 1996, on June 3, 1998, on November 9, 1998, on August 9, 1999, on November 22, 1999, on August 7, 2000, on October 27, 2000, on February 25, 2002, on October 8, 2002, on November 25, 2002, on August 24, 2004, on February 23, 2005, on November 15, 2005, on February 28, 2006, on August 22, 2006, on December 5, 2006, on May 22, 2007, on December 4, 2007, on May 20, 2008, on December 8, 2009, on March 2, 2010, on August 31, 2010, on December 7, 2010, on October 25, 2011, on February 28, 2012, on April 24, 2012, on December 4, 2013, on February 25, 2014, on May 20, 2014, on December 3, 2014, on February 24, 2015, on August 25, 2015, on May 24, 2016, August 30, 2016 and December 6, 2016, in each case based on a similar determination.

B.	APPROVAL OF AMENDMENTS

Before any material amendments to this Plan, RIC’s Board of Trustees, including a majority of the Independent Trustees, must find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interests of each class of Shares of each Fund individually and RIC as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of RIC shall request and evaluate such information, as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan. Such information shall address the issue of whether any waivers or reimbursements of advisory or administrative fees could be considered subsidization of one class by another, and other potential conflicts of interest between classes.

C.	PERIODIC REVIEW

The Board of Trustees of RIC shall review the Plan as frequently as it deems necessary, consistent with applicable legal requirements.

V.	EFFECTIVE DATE[1]

The Plan first became effective as of April 22, 1996; and

(a)	was revised as of November 4, 1996 to add the LifePoints Target Portfolio Funds, and to add Class D Shares and Class E Shares with respect to each of those Funds; and

(b)	was revised as of June 3, 1998 (i) to redesignate existing Class C shares of the then existing Russell Funds as Class E Shares; (ii) to add new and different Class C Shares with respect to the then existing Russell Funds and the existing LifePoints Target Portfolio Funds, (iii) to redesignate the existing shares of the Institutional Funds as Class I Shares; and (iv) to add Class Y, Premier Advisor Class, and Premier Institutional Class Shares with respect to the Institutional Funds; and

(c)	was revised as of November 9, 1998 (i) to authorize Class C Shares of the Short Duration Bond Fund, (ii) to redesignate the Premier Advisor Class Shares of the existing Institutional Funds as “Premier Class” and (iii) to redesignate the Premier Institutional Class Shares of the existing Institutional Funds as “Class E Shares;” and

(d)	was revised as of August 9, 1999 to add the Class C and Class S Shares of the existing Tax-Managed Funds; and

[1]	Defined terms used in Section V have the meanings that were ascribed to them at the time each subsection was added in connection with each amendment of this Plan.

(e)	was revised as of November 22, 1999 to add the Class A Shares of the Real Estate Securities Fund, Short Term Bond Fund, existing Russell Funds, existing LifePoints Target Portfolio Funds and existing Tax-Managed Funds; and

(f)	was revised as of August 7, 2000 (i) to add the Class B Shares of the existing Class B Funds, (ii) to add the Class A Shares, Class B Shares, Class C Shares, Class E Shares and Class S Shares of the Tax-Managed Overseas Equity Fund, Select Growth Fund, and Select Value Fund, (iii) to add Class E Shares of existing Tax-Managed Funds; (iv) to redesignate the existing Class S Shares of the Money Funds as Class I Shares and create new Class A, Class B and Class S Shares of the Money Funds; and (v) to permit holders of Class B Shares who have paid the applicable contingent deferred sales charge to exchange those Shares for A Shares of the same Fund without imposition of the Class A front-end Sales Charge; and

(g)	was revised as of October 27, 2000 (i) to revoke the prior redesignation of the Class S Shares of the Money Funds as Class I Shares, (ii) to revoke the creation of new Class S Shares of the Money Funds, and (iii) to add the Class I Shares and Class Y Shares of the Tax-Managed Overseas Equity Fund, Select Growth Fund, and Select Value Fund; and

(h)	was revised as of February 25, 2002 to add the Class I Shares and Class Y Shares of the Real Estate Securities Fund and the Short Term Bond Fund; and

(i)	was revised as of October 8, 2002 to add the Russell Multi-Manager Principal Protected Fund, and to add Class A Shares, Class B Shares and Class C Shares with respect to that Fund; and

(j)	was revised as of November 25, 2002 to provide that Class A Shares of all funds, other than the Russell Multi-Manager Principal Protected Fund, are no longer subject to a shareholder servicing fee but will be subject to a Rule 12b-1 distribution fee; and

(k)	was revised as of August 24, 2004 to add the Original LifePoints Target Date Funds, and to add Class D Shares, Class E Shares and Class S Shares with respect to each of those Funds; and

(l)	was revised as of February 23, 2005 to add the Class A and Class C Shares of the existing LifePoints Target Date Funds; and

(m)	was revised as of November 15, 2005 to re-designate as Class R3 Shares the existing Class D Shares of the existing LifePoints Target Date Funds and existing LifePoints Target Portfolio Funds and to add Class R1 and Class R2 Shares for the existing LifePoints Target Date Funds and existing LifePoints Target Portfolio Funds and to remove, except in this Section V, remove all references to funds and classes which have not been opened and are not operational; and

(n)	was revised as of February 28, 2006 to add the LifePoints Retirement Distribution Funds; and

(o)	was revised as of August 22, 2006 (i) to add the Global Equity Fund and to add Class A Shares, Class C Shares, Class E Shares and Class S Shares with respect to Global Equity Fund and (ii) to add the Class A Shares of the existing Diversified Equity Fund, Quantitative Equity Fund, Special Growth Fund, Real Estate Securities Fund, International Securities Fund, Emerging Markets Fund, Short Duration Bond Fund and Multistrategy Bond Fund; and

(p)	was revised as of December 5, 2006 (i) to update the Growth Strategy Fund, Equity Growth Strategy Fund, Global Equity Fund and LifePoints Retirement Distribution Funds names and (ii) to remove all references to the US Opportunities Fund and the 2007 Retirement Distribution Fund – S Shares, 2007 Accelerated Distribution Fund – S Shares and 2007 Extended Distribution Fund – S Shares Funds; and

(q)	was revised as of May 22, 2007 (i) to add the Class C Shares and Class S Shares of the existing Fixed Income I Fund, (ii) update the names of certain LifePoints Retirement Distribution Funds (iii) add the Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares; and

(r)	was revised as of December 4, 2007 (i) to remove all references to the Diversified Bond, Tax-Free Money Market and US Government Money Market Funds and (ii) add the new 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds; and

(s)	was revised as of May 20, 2008 (i) to add the Class A Shares, Class C Shares and Class S Shares of the existing Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund, (ii) to add the Class Y Shares of the existing Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund, (iii) to update the names of certain of the LifePoints Target Distribution Strategies Funds, and (iv) to update the name of the Russell Multi-Manager Principal Protected Fund; and

(t)	was revised as of December 8, 2009 (i) to remove all references to the Diversified Equity, Quantitative Equity, International, Multistrategy Bond, Special Growth, Russell Flex Equity and Tax-Managed Global Equity Funds, (ii) remove all references to Class B Shares, (iii) to update the names of certain Russell Funds and (iv) to add the Russell Commodity Strategies Fund; and

(u)	was revised March 2, 2010 to (i) add Class A Shares of the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund and the In Retirement Fund and (ii) add the Russell Global Infrastructure Fund and the Russell Global Bond Fund; and

(v)	was revised August 31, 2010 to (i) add the 2055 Strategy Fund, (ii) remove references to the 2010 Strategy Fund and (iii) update the name of the Russell Global Bond Fund to the Russell Global Credit Strategies Fund; and

(w)	was revised December 7, 2010 to add the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares; and

(x)	was revised October 25, 2011 to (i) update the names of the 2020 Retirement Distribution Fund – A Shares and 2020 Retirement Distribution Fund – S Shares, (ii) update the name of the Russell Real Estate Securities Fund, (iii) update the name of the Russell Global Credit Strategies Fund, (iv) add the Russell U.S. Large Cap Equity Fund and to add Class A, C and S Shares with respect to that Fund and (v) add the Russell U.S. Mid Cap Equity Fund and to add Class A, C and S Shares with respect to that Fund; and

(y)	was revised February 28, 2012 to (i) remove references to the 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares, (ii) update the name of the Russell U.S. Small & Mid Cap Fund to the Russell U.S. Small Cap Equity Fund, (iii) add the Russell Multi-Strategy Alternative Fund and to add Class A, C, E, S and Y Shares with respect to that Fund, (iv) add the Russell U.S. Multi Cap Blend Fund and to add Class A, C, E, and S Shares with respect to that Fund and (v) to add Class A and Y Shares of the Russell U.S. Growth Fund; and

(z)	was revised April 24, 2012 to (i) add the Russell Strategic Call Overwriting Fund and to add Class A, C, E, and S Shares with respect to that Fund and (ii) update the name of the Russell U.S. Multi Cap Blend Fund to the Russell U.S. Strategic Equity Fund; and

(aa)	was revised December 4, 2013 to (i) add Class R4 and Class R5 Shares of each of the LifePoints Target Portfolio Funds, Original LifePoints Target Date Funds and New LifePoints Target Date Funds, (ii) add a description of the Combined Plan, (iii) remove references to the Russell U.S. Value Fund, Russell Money Market Fund, 2017 Retirement Distribution Fund – A Shares, 2017 Retirement Distribution Fund – S Shares, 2021 Retirement Distribution Fund – A Shares and 2021 Retirement Distribution Fund – S Shares and (iv) update the name of the Russell U.S. Quantitative Equity Fund to the Russell U.S. Defensive Equity Fund and the name of the Russell U.S. Growth Fund to the U.S. Dynamic Equity Fund; and

(bb)	was revised on February 25, 2014 to (i) add the Select U.S. Equity Fund and to add Class A, C, E, S and Y Shares with respect to that Fund and (ii) add the Select International Equity Fund and to add Class A, C, E, S and Y Shares with respect to that Fund; and

(cc)	was revised on May 20, 2014 to add Class T Shares of the Select U.S. Equity Fund and Select International Equity Fund;

(dd)	was revised December 3, 2014 to (i) add the Russell Tax-Managed International Equity Fund and to add Class A, C, E and S Shares with respect to that Fund; (ii) add the Russell Multi-Strategy Income Fund and to add Class A, C, E and S Shares with respect to that Fund; and (iii) remove Class R2 and Class R3 Shares of each of the LifePoints Target Portfolio Funds, Original LifePoints Target Date Funds and New LifePoints Target Date Funds following the reclassification of Class R2 into Class R4 and Class R3 into Class R5 on October 1, 2014;

(ee)	was revised February 24, 2015 to add the Russell Tax Exempt High Yield Bond Fund and to add Class A, C, E and S Shares with respect to that Fund;

(ff)	was revised on August 25, 2015 to add Class R6 Shares of the Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Russell Multi-Strategy Alternative Fund, Russell Multi-Strategy Income Fund, Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund and Select International Equity Fund;

(gg)	was revised on May 24, 2016 to add the Unconstrained Total Return Fund and to add Class A, C, E, R6, S and Y Shares with respect to that Fund;

(hh)	was revised on August 30, 2016 to add the Multi-Asset Growth Strategy Fund and to add Class A, C, E, R6, S and Y Shares with respect to that Fund; and

(ii)	was revised on December 6, 2016 to (i) add Class A1, Class A2, Class A3 and Class C1 Shares to the Original Russell Funds, the New Russell Funds, the LifePoints Target Portfolio Funds and the Tax-Managed Funds; (ii) add Class T Shares to the Original Russell Funds, the New Russell Funds with the exception of the Select U.S. Equity Fund and Select International Equity Fund, the LifePoints Target Portfolio Funds and the Tax-Managed Funds; (iii) add the 2060 Strategy Fund and to add Class R1, R4 and R5 Shares with respect to that Fund; and (iv) remove all references to the 2015 Strategy and Russell Multi-Strategy Alternative Funds.